UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

Mairs and Power
Balanced Fund, Inc.

Annual Report

December 31, 2010

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

  February 21, 2011

Fourth Quarter Results

As in recent quarters, the Balanced Fund continued to benefit from a rising stock market during the final quarter of 2010. While returns were negatively affected by a weaker bond market during the same period, the Fund nevertheless produced a respectable overall investment return of 6.3%. In this regard, the Fund fell short of the Standard & Poor's 500 Stock Index return of 10.8% but out-paced a comparable return of 5.5% for its benchmark composite index (60% Standard & Poor's 500 Stock Index and 40% Barclays Gov't/Credit Bond Index). The Fund also did slightly better than an average return of 6.2% for a Lipper peer group universe of balanced funds reported in the Wall Street Journal.

For the full year in 2010, the Fund performed quite well, achieving a total return of 14.9% which was slightly below the 15.1% return for the S&P 500 but significantly better than a 12.2% return for the benchmark composite index. The Fund also out-performed the Lipper peer group universe of balanced funds which turned in an average return of 11.8% for the year.

The economy ended the year on a positive note, showing a fourth quarter real Gross Domestic Product gain of 3.2% (preliminary basis) on the strength of a long-awaited pick-up in consumer spending which occurred during the all-important Christmas season. The increase was powered by a 21.6% gain in durable goods sales due in large part to a significant rise in automobile sales. Business spending on equipment and software continued to increase, although at a slower 5.8% rate compared to a much higher 15.4% in the previous quarter. However, spending on structures rose a slight 0.8%, the first such quarterly increase in nearly three years. Government spending slipped 0.6% in the face of growing concerns over deficit spending at both the federal and state levels. Finally, corporate profit growth based on the S&P 500 Index is estimated to have increased by more than 30% during the period.

With the economy beginning to show some signs of gaining traction, interest rates have started to increase at the longer end of the curve, reflecting a higher anticipated rate of inflation. In this regard, the ten year U.S. Treasury yield increased by more than 3/4 of a percentage point during the quarter. Shorter term rates were essentially unchanged during the same period, as Federal Reserve policy remained very stimulative.

TO OUR SHAREHOLDERS (continued)

The stock market rally continued during the quarter in response to a number of factors including sharply higher corporate profits, historically low interest rates and reasonable valuation levels. As might be expected, the best performing issues seemed to be those with cyclical leverage, while the weaker issues were those characterized as being more defensive in nature. Among individual holdings in the Fund, the best performers included Schlumberger (+35.5%), Ingersoll-Rand (+31.9%), Principal Financial Group (+25.6%), U.S. Bancorp (+24.7%) and Graco (+24.3%). The worst performing issues included SUPERVALU (-16.5%), TCF Financial (-8.5%), Eli Lilly (-4.1%), Kimberly-Clark (-3.1%) and General Mills (-2.6%).

Future Outlook

Absent unforeseen events on the world stage, the outlook for the U.S. economy suggests continuing gradual improvement in the area of 3%. Even though unemployment is expected to remain high for some time to come, a rising level of confidence is expected to continue to help bolster consumer spending, at least over the near term. While business spending may not be as vibrant as in recent quarters, growth is nevertheless expected to continue in response to the ever increasing need for productivity improvement in order to remain competitive in the global marketplace. In this regard, corporations are well positioned to fund a rising level of investment spending as a result of increasing cash flow and strong balance sheets. Corporate profits seem likely to continue showing well above-average growth, at least through the first half of 2011. This will be driven by continuing improvement in the domestic economy, further productivity gains and faster foreign growth, especially in the Far East.

While some forecasters are looking for a further acceleration in the rate of economic growth, our optimism is tempered by a number of factors, including a continuing high level of unemployment, depressed home prices, rising taxes due to federal and state budgetary problems and the likelihood of an increasing rate of inflation resulting from higher food, energy and raw material prices.

If in fact a higher inflation rate materializes, the Federal Reserve may be forced to tighten monetary policy, even without any meaningful improvement in the unemployment picture. This could result in some flattening of the current historically steep U.S. Treasury yield curve, which reflects the recent increase in longer term interest rates. In any event, the bond market seems likely to experience continued weakness in the months to come with any further strengthening of the economy.

The outlook for stock prices remains favorable, at least for the time being, considering the prospects for further above-average earnings growth, reasonable valuation levels and

TO OUR SHAREHOLDERS (continued)

relatively low interest rates. Moreover, we also believe investors continue to have considerable liquidity with which to fund further stock purchases.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Vice President and Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  December 31, 2010

Ten years of investment performance (through December 31, 2010)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	14.87%	5.15%	5.39%	9.96%
S&P 500(1)	15.06%	2.29%	1.41%	9.14%
Composite Index(2)	12.17%	3.99%	3.54%	8.55%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

(2)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  December 31, 2010

Portfolio Managers

William B. Frels, lead manager since 1992 University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$62.01
Expense Ratio	0.81%
Portfolio Turnover Rate	5.93%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

3M Co.	3.1%
Emerson Electric Co.	3.0
Wells Fargo & Co.	2.5
Schlumberger, Ltd.	2.4
Baxter International Inc.	2.4
Honeywell International Inc.	2.4
Valspar Corp.	2.3
United Parcel Service, Inc., Class B	2.2
Pentair, Inc.	2.2
ConocoPhillips	2.0

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 36.3%
Corporate Bonds	31.0%
Federal Agency Obligations	3.4
Asset-Backed Securities	1.6
Convertible Corporate Bonds	0.3
Common Stocks 61.4%
Financial	11.2
Energy	7.9
Health Care	7.9
Technology	7.2
Basic Industries	5.8
Capital Goods	5.7
Consumer Staple	4.7
Diversified	4.6
Consumer Cyclical	3.0
Transportation	2.2
Industrial	0.6
Utilities	0.6
Short-term Investments 2.3%[3]	2.3
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS  December 31, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 36.3%
	FEDERAL AGENCY OBLIGATIONS 3.4%
$500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	$518,508
500,000	Federal National Mortgage Association	5.000%	12/30/24	503,048
500,000	Federal National Mortgage Association	4.000%	11/24/25	472,824
500,000	Federal Farm Credit Bank	4.200%	12/01/25	477,350
500,000	Federal Home Loan Mortgage Corp.	4.000%	12/03/25	477,769
500,000	Federal National Mortgage Association	4.150%	12/08/25	478,762
365,000	Federal Farm Credit Bank	4.230%	12/08/25	349,249
500,000	Federal National Mortgage Association	4.050%	12/17/25	479,240
500,000	Federal Home Loan Mortgage Corp.	4.500%	12/30/25	495,343
500,000	Federal National Mortgage Association	4.350%	12/30/25	486,992
500,000	Federal Home Loan Banks (a)	4.740%	01/07/26	498,396
500,000	Federal Farm Credit Bank (a)	4.700%	01/04/27	501,795
				5,739,276
	CORPORATE BONDS 31.0%
	CONSUMER CYCLICAL 0.9%
500,000	Best Buy Co., Inc.	6.750%	07/15/13	553,088
500,000	Deluxe Corp.	7.375%	06/01/15	521,250
500,000	Gannett Co., Inc. (b)	6.375%	09/01/15	503,750
				1,578,088
	FINANCIAL 21.4%
500,000	Textron Financial Corp.	5.125%	02/03/11	501,356
250,000	General Motors Acceptance Corp.	7.250%	03/02/11	251,583
500,000	Nationwide Life Global Funding (b)	5.350%	03/15/11	502,974
250,000	Household Finance Corp.	6.375%	10/15/11	260,627
500,000	Nationwide Financial Services	6.250%	11/15/11	520,949
500,000	American Express Co. (b)	5.250%	11/21/11	516,019
200,000	Ford Motor Credit Co.	7.000%	11/26/11	199,991
500,000	Lincoln National Corp.	6.200%	12/15/11	523,687

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$250,000	General Motors Acceptance Corp.	7.000%	02/01/12	$258,018
500,000	SunTrust Banks, Inc.	5.250%	11/05/12	526,611
500,000	Harley Davidson Funding Corp. (b)	5.250%	12/15/12	523,617
453,000	City National Corp.	5.125%	02/15/13	474,086
250,000	Goldman Sachs Group (b)	8.000%	03/01/13	278,416
500,000	Metropolitan Life Global Funds I (b)	5.125%	04/10/13	538,359
53,251	CIT Group Inc.	7.000%	05/01/13	54,316
500,000	Fifth Third Bancorp	6.250%	05/01/13	541,938
500,000	Genworth Life Financial Inc. (b)	5.875%	05/03/13	524,343
500,000	Protective Life Corp.	4.300%	06/01/13	520,331
250,000	Allstate Corp.	7.500%	06/15/13	282,526
500,000	Harleysville Group	5.750%	07/15/13	497,062
500,000	SLM Corporation	5.000%	10/01/13	501,293
485,000	Jefferson-Pilot Corp.	4.750%	01/30/14	509,060
415,000	Liberty Mutual Group Inc. (b)	5.750%	03/15/14	431,643
79,877	CIT Group Inc.	7.000%	05/01/14	80,676
500,000	GATX Corp.	8.750%	05/15/14	580,122
500,000	Genworth Life Financial Inc.	5.750%	06/15/14	518,248
500,000	Citigroup Inc.	5.000%	09/15/14	517,239
500,000	Regions Financial Corp.	7.750%	11/10/14	520,000
500,000	SLM Corporation	5.050%	11/14/14	477,842
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	523,905
500,000	American General Finance Corp.	6.000%	12/15/14	418,116
500,000	Principal Life Global (b)	5.050%	03/15/15	530,106
79,877	CIT Group Inc.	7.000%	05/01/15	80,077
500,000	Marshall & Ilsley Corp.	4.850%	06/16/15	508,007
500,000	TCF National Bank	5.500%	02/01/16	482,772
500,000	Key Bank National Association	5.450%	03/03/16	526,175

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Symetra Financial Corp. (b)	6.125%	04/01/16	$504,269
133,128	CIT Group Inc.	7.000%	05/01/16	133,627
250,000	Security Benefit Life Insurance (b)	8.750%	05/15/16	245,625
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	515,156
500,000	Torchmark Corp.	6.375%	06/15/16	537,486
500,000	Western Union Co.	5.930%	10/01/16	559,768
500,000	National City Bank	5.250%	12/15/16	519,441
500,000	Marshall & Ilsley Corp.	5.000%	01/17/17	507,361
500,000	Citigroup Inc.	5.500%	02/15/17	517,520
500,000	White Mountain Group, Ltd. (b) (d)	6.375%	03/20/17	485,561
186,380	CIT Group Inc.	7.000%	05/01/17	186,846
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	250,840
500,000	Comerica Incorporated	5.200%	08/22/17	511,727
500,000	Bank of America Corp.	6.000%	09/01/17	524,003
500,000	American Express Company	6.000%	09/13/17	557,201
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	236,017
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	570,019
500,000	Prudential Financial Inc.	6.000%	12/01/17	555,052
500,000	American General Finance Corp.	6.900%	12/15/17	403,750
500,000	Morgan Stanley	5.950%	12/28/17	529,020
500,000	Goldman Sachs Group, Inc.	5.950%	01/18/18	542,441
500,000	Wachovia Corp.	5.750%	02/01/18	555,151
500,000	United Health Group, Inc.	6.000%	02/15/18	567,573
250,000	Lincoln National Corp.	7.000%	03/15/18	280,996
500,000	SunTrust Banks, Inc.	7.250%	03/15/18	554,395
500,000	Morgan Stanley	6.625%	04/01/18	542,385
500,000	General Electric Capital Corp.	6.350%	05/12/18	505,033
500,000	Provident Cos.	7.000%	07/15/18	540,183

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	MetLife Inc.	6.817%	08/15/18	$582,941
500,000	Associated Banc-Corp	9.250%	10/15/18	507,134
500,000	The Hartford Financial Services Group Inc.	6.000%	01/15/19	521,085
500,000	BB&T Corp.	6.850%	04/30/19	575,995
250,000	Berkley (WR) Corp.	6.150%	08/15/19	254,997
500,000	Protective Life Corp.	7.375%	10/15/19	541,312
450,000	Compass Bancshares, Inc.	5.500%	04/01/20	436,185
537,000	Manufacturers & Traders Trust Co. (e)	5.585%	12/28/20	508,664
500,000	Prudential Financial Inc.	6.000%	02/15/23	482,234
250,000	Household Finance Corp.	5.250%	06/15/23	250,261
500,000	CNA Financial Corp.	7.250%	11/15/23	518,649
500,000	Pacific Life Insurance Co. (b)	7.900%	12/30/23	560,615
250,000	Liberty Mutual Insurance Co. (b)	8.500%	05/15/25	285,306
514,000	Bank of America Corp. (e)	5.375%	06/30/25	501,944
250,000	Provident Cos.	7.250%	03/15/28	252,389
500,000	Farmers Exchange Capital (b)	7.050%	07/15/28	483,137
500,000	Bank of America Corp. (e)	5.500%	03/29/30	486,358
				36,189,742
	INDUSTRIAL 7.0%
250,000	DaimlerChrysler NA Holding Corp.	7.750%	01/18/11	250,573
250,000	Hertz Corp.	7.400%	03/01/11	251,250
200,000	Ford Motor Co.	9.500%	09/15/11	209,500
500,000	Weyerhaeuser Co.	6.750%	03/15/12	528,221
500,000	Valspar Corp.	5.625%	05/01/12	524,857
500,000	Albertsons (SUPERVALU Inc.)	6.820%	07/30/12	484,375
380,000	ALCOA, Inc.	5.375%	01/15/13	405,070
500,000	Cargill, Inc. (b)	5.200%	01/22/13	539,439

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$500,000	Transocean Ltd. (d)	5.250%	03/15/13	$527,133
250,000	General Motors Co. (c)	7.125%	07/15/13	83,750
250,000	Willamette Industries	7.125%	07/22/13	266,607
500,000	Ingersoll-Rand Co., Ltd. (d)	6.000%	08/15/13	552,906
250,000	Maytag Corp.	5.000%	05/15/15	258,582
340,000	Johnson Controls, Inc.	5.500%	01/15/16	371,807
500,000	International Paper Co.	5.250%	04/01/16	532,440
500,000	SUPERVALU Inc.	8.000%	05/01/16	478,750
500,000	Anadarko Petroleum Corp.	5.950%	09/15/16	537,144
500,000	Valspar Corp.	6.050%	05/01/17	541,995
500,000	Broadridge Financial Solutions, Inc.	6.125%	06/01/17	508,012
525,000	Cargill, Inc. (b)	6.000%	11/27/17	594,074
250,000	ServiceMaster Co.	7.100%	03/01/18	226,250
250,000	ConocoPhillips	6.650%	07/15/18	300,219
350,000	PPG Industries	7.400%	08/15/19	406,449
500,000	MASCO Corp.	7.125%	03/15/20	523,064
500,000	Wyeth	6.450%	02/01/24	589,004
865,000	Union Carbide Corp.	7.500%	06/01/25	897,156
500,000	Toro Co.	7.800%	06/15/27	561,236
				11,949,863
	UTILITIES 1.7%
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	270,941
500,000	CenterPoint Energy, Inc.	5.950%	01/15/14	544,183
500,000	Commonwealth Edison Co.	6.150%	09/15/17	570,334
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	264,871
250,000	South Jersey Gas Co.	7.125%	10/22/18	271,412
250,000	United Utilities PLC (d)	5.375%	02/01/19	256,940
250,000	Verizon Communications, Inc.	6.350%	04/01/19	288,538

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES (continued)
$500,000	CenturyLink, Inc.	6.150%	09/15/19	$501,513
				2,968,732
	TOTAL CORPORATE BONDS			52,686,425
	ASSET-BACKED SECURITIES 1.6%
500,000	Delta Air Lines, Inc.	7.111%	03/18/13	516,250
250,000	American Airlines Inc.	7.858%	04/01/13	260,000
131,334	GATX Corp.	7.500%	02/28/15	145,146
479,789	Continental Airlines 2009-1 Class A Pass Thru Trust	9.000%	07/08/16	549,359
523,033	America West Airlines, Inc.	8.057%	01/02/22	553,108
226,686	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	04/19/22	239,153
442,470	Southwest Airlines Co.	6.150%	02/01/24	486,717
				2,749,733
	CONVERTIBLE CORPORATE BOND 0.3%
	INDUSTRIAL 0.3%
500,000	ADC Telecommunications	3.500%	07/15/15	500,000
	TOTAL FIXED INCOME SECURITIES (cost $57,879,664)			$61,675,434
	COMMON STOCKS 61.4%
	BASIC INDUSTRIES 5.8%

71,000	Bemis Co., Inc.	2,318,860
10,000	Ecolab, Inc.	504,200
149,000	H.B. Fuller Co.	3,057,480
115,000	Valspar Corp.	3,965,200
		9,845,740

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	CAPITAL GOODS 5.7%
79,000	Graco, Inc.	$3,116,550
78,000	MTS Systems Corp.	2,921,880
100,000	Pentair, Inc.	3,651,000
		9,689,430
	CONSUMER CYCLICAL 3.0%
4,000	Briggs & Stratton Corp.	78,760
15,000	Genuine Parts Co.	770,100
74,000	Home Depot, Inc.	2,594,440
30,000	Sturm, Ruger & Co., Inc.	458,700
20,000	Toro Co.	1,232,800
		5,134,800
	CONSUMER STAPLE 4.7%
66,000	General Mills, Inc.	2,348,940
59,000	Hormel Foods Corp.	3,024,340
26,000	Kimberly-Clark Corp.	1,639,040
25,000	SUPERVALU Inc.	240,750
15,000	The Hershey Co.	707,250
		7,960,320
	DIVERSIFIED 4.6%
61,000	3M Co.	5,264,300
139,000	General Electric Co.	2,542,310
		7,806,610
	ENERGY 7.9%
33,000	BP p.l.c. ADR (d) (f)	1,457,610
50,000	ConocoPhillips	3,405,000
35,000	Exxon Mobil Corp.	2,559,200
25,000	Murphy Oil Corp.	1,863,750
49,000	Schlumberger, Ltd. (d)	4,091,500
		13,377,060

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIAL 11.2%
26,000	American Express Co.	$1,115,920
60,000	Associated Banc-Corp.	909,000
56,000	Bank of America Corp.	747,040
67,000	JPMorgan Chase & Co.	2,842,140
20,000	Lincoln National Corp.	556,200
93,000	Principal Financial Group	3,028,080
80,000	TCF Financial Corp.	1,184,800
33,000	The Travelers Cos., Inc.	1,838,430
92,000	U.S. Bancorp	2,481,240
136,000	Wells Fargo & Co.	4,214,640
		18,917,490
	HEALTH CARE 7.9%
80,000	Baxter International Inc.	4,049,600
50,000	Bristol-Myers Squibb Co.	1,324,000
55,000	Eli Lilly & Co.	1,927,200
35,000	Johnson & Johnson	2,164,750
42,000	Medtronic, Inc.	1,557,780
131,000	Pfizer Inc.	2,293,810
		13,317,140
	INDUSTRIAL 0.6%
20,000	Ingersoll-Rand Co., Ltd. (d)	941,800
	TECHNOLOGY 7.2%
71,000	Corning Inc.	1,371,720
88,000	Emerson Electric Co.	5,030,960
75,000	Honeywell International Inc.	3,987,000
12,000	International Business Machines Corp.	1,761,120
		12,150,800

SCHEDULE OF INVESTMENTS (continued)  December 31, 2010

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	TRANSPORTATION 2.2%
52,000	United Parcel Service, Inc., Class B	$3,774,160
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	942,000
	TOTAL COMMON STOCKS (cost $69,122,577)	$103,857,350
	SHORT-TERM INVESTMENTS 2.1%
3,564,215	First American Prime Obligations Fund, Class Z, 0.08% (g) (cost $3,564,215)	$3,564,215
	TOTAL INVESTMENTS 99.8% (cost $130,566,456)	$169,096,999
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	302,743
	TOTAL NET ASSETS 100.0%	$169,399,742

(a)  When-issued security. As of December 31, 2010, these securities represented $1,000,191 or 0.6% of total net assets.

(b)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of December 31, 2010, these securities represented $8,047,253 or 4.8% of total net assets.

(c)  Non-income producing – Issuer is in default.

(d)  Foreign security denominated in U.S. dollars. As of December 31, 2010, these securities represented $8,313,450 or 4.9% of total net assets.

(e)  Step Bond – Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2010.

(f)  American Depositary Receipt.

(g)  The rate quoted is the annualized seven-day effective yield as of December 31, 2010.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2010

ASSETS
Investments, at fair value (cost $130,566,456) (Note 1)	$169,096,999
Receivable for Fund shares sold	531,277
Dividends and interest receivable	955,454
170,583,730
LIABILITIES
Payable for Fund shares redeemed	28,071
Payable for securities purchased	1,000,000
Accrued investment management fees (Note 2)	85,172
Accrued Fund administration fees (Note 2)	2,502
Accrued expenses and other liabilities	68,243
1,183,988
NET ASSETS	$169,399,742
NET ASSETS CONSIST OF
Portfolio capital	$130,863,599
Undistributed net realized gain on investments	5,600
Net unrealized appreciation of investments	38,530,543
TOTAL NET ASSETS	$169,399,742
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,731,723
Net asset value per share	$62.01

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends	$2,118,106
Interest	3,769,152
TOTAL INCOME		$5,887,258
Expenses:
Investment management fees (Note 2)	898,435
Fund administration fees (Note 2)	20,926
Fund accounting	68,258
Directors' compensation (Note 2)	9,401
Transfer agent fees	56,347
Custodian fees	19,177
Legal and audit fees	51,126
Other expenses	83,018
TOTAL EXPENSES		1,206,688
NET INVESTMENT INCOME		4,680,570
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	115,468
Net change in unrealized appreciation/depreciation of investments	16,224,193
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		16,339,661
NET INCREASE IN NET ASSETS FROM OPERATIONS		$21,020,231

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2010	2009
OPERATIONS
Net investment income	$4,680,570	$4,277,174
Net realized gain on investments sold	115,468	263,553
Net change in unrealized appreciation of investments	16,224,193	18,422,336
NET INCREASE IN NET ASSETS FROM OPERATIONS	21,020,231	22,963,063
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(4,676,912)	(4,301,445)
Net realized gain on investments sold	(113,526)	(266,281)
Contribution from adviser (Note 2)	(166,871)	-
Return of capital	(8,961)	(68,833)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(4,966,270)	(4,636,559)
CAPITAL TRANSACTIONS
Proceeds from shares sold	27,826,921	17,787,320
Contribution from adviser (Note 2)	166,871	-
Reinvestment of distributions from net investment income and net realized gains	4,473,621	4,233,737
Cost of shares redeemed	(15,525,501)	(11,933,037)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	16,941,912	10,088,020
TOTAL INCREASE IN NET ASSETS	32,995,873	28,414,524
NET ASSETS
Beginning of year	136,403,869	107,989,345
End of year (including undistributed net investment income of $0 and $0, respectively)	$169,399,742	$136,403,869
FUND SHARE TRANSACTIONS
Shares sold	475,923	349,143
Shares issued for reinvested distributions	76,029	83,726
Shares redeemed	(266,349)	(246,159)
NET INCREASE IN FUND SHARES	285,603	186,710

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2010

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for Fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities are valued at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of December 31, 2010, no securities in the Fund were valued using this method.

Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of December 31, 2010:

Security Classification (a)	Level 1	Level 2	Level 3
Common stocks	$103,857,350	$-	$-
Short-term investments	3,564,215	-	-
Fixed Income securities	-	61,675,434	-
Total	$107,421,565	$61,675,434	$-

(a) For detail of common stocks and fixed income securities by major industry classification, please refer to the Schedule of Investments.

There were no transfers between levels during the year. The Fund did not hold any level 3 investments at either December 31, 2010 or December 31, 2009.

In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements. Certain requirements related to level 3 fair value measurements are effective for fiscal years and interim periods beginning after December 15, 2010. Management does not expect that the disclosures will have a significant impact on the Fund's financial statements.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 1 – Organization and Significant Accounting Policies (continued)

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2010, the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to the Adviser computed at an annual rate of 0.60% of daily net assets. The fund administration fee paid to the Adviser was computed at an annual rate of 0.00375% of daily net assets. For the year ended December 31, 2010, the Fund incurred $5,615 in administration fees from the Adviser and as of December 31, 2010, had an accrued liability of $532 for administration fees payable to the Adviser.

Pursuant to a Sub-Administration agreement between the Fund and U.S. Bancorp Fund Services, LLC ("USBFS"), the Fund is charged a sub-administration fee paid to USBFS. For the year ended December 31, 2010 the Fund incurred $15,311 in sub-administration fees from USBFS, and as of December 31, 2010, had an accrued liability of $1,970 for sub-administration fees payable to USBFS.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 2 – Related-Party Transactions (continued)

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of the Adviser, including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Contributions from Adviser

During the year, the Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, as disclosed in the Statement of Changes in Net Assets, were $161,030 or $0.06 per share based upon shares outstanding as of May 21, 2010, and $5,841 or $0.002 per share based upon shares outstanding as of September 24, 2010.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications, due to the reclassification of dividends and the receipt of tax return of capital distributions from certain investments, were made for the year ended December 31, 2010:

Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
($3,658)	$3,658

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2010

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$4,843,783	$4,380,584
Long-term capital gains	113,526	187,142
Return of capital	8,961	68,833
	$4,966,270	$4,636,559

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2010.

At December 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$130,560,856
Gross unrealized appreciation	$44,912,930
Gross unrealized depreciation	(6,376,787)
Net unrealized appreciation	$38,536,143
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Total accumulated earnings	$38,536,143

The difference between book basis and tax basis unrealized appreciation is attributable to the tax cost basis adjustment due to receipt of return of capital distributions from certain investments.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2010, aggregated $19,384,806 and $4,591,214, respectively. Purchases and sales of government securities during the year ended December 31, 2010 aggregated $6,364,500 and $4,000,000 respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2010		2009	2008	2007	2006
Per share
Net asset value, beginning of year	$55.76		$47.80	$63.19	$63.06	$58.42
Income from investment operations:
Net investment income	1.81		1.88	1.98	1.89	1.81
Net realized and unrealized gain (loss)	6.29		8.08	(15.12)	0.82	5.20
Total from investment operations	8.10		9.96	(13.14)	2.71	7.01
Distributions to shareholders from:
Net investment income	(1.81)		(1.86)	(1.98)	(1.89)	(1.81)
Net realized gains on investments sold	(0.04)		(0.11)	(0.27)	(0.69)	(0.56)
Contributions from Adviser (Note 2)	(0.06)		-	-	-	-
Return of capital	(0.00	)(1)	(0.03)	-	-	-
Total distributions	(1.91)		(2.00)	(2.25)	(2.58)	(2.37)
Contributions from Adviser (Note 2)	0.06		-	-	-	-
Net asset value, end of year	$62.01		$55.76	$47.80	$63.19	$63.06
Total investment return	14.87	%(2)	21.35%	(21.12)%	4.28%	12.10%
Net assets, end of year, in thousands	$169,400		$136,404	$107,989	$145,644	$141,224
Ratios/supplemental data:
Ratio of expenses to average net assets	0.81%		0.83%	0.80%	0.77%	0.79%
Ratio of net investment income to average net assets	3.13%		3.73%	3.45%	2.92%	2.97%
Portfolio turnover rate	5.93%		18.92%	17.31%	9.07%	6.86%

(1)  Return of capital in 2010 is $0.003 per share.

(2)  For the year ended December 31, 2010, 0.11% of the Fund's total return was a result of contributions as described in Note 2 to the financial statements by the Adviser related to prospect services and other expenses paid by the Fund. Excluding the contributions, total investment return would have been 14.76%.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mairs and Power Balanced Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 21, 2011

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the period from July 1, 2010 through December 31, 2010 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading titled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2010	Ending Account Value 12/31/2010	Expenses Paid During Period *
Actual return	$1,000.00	$1,145.70	$4.27
Hypothetical assumed 5% return	$1,000.00	$1,021.22	$4.02

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.79%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders, which is available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY (unaudited)

Your right to privacy is important to us. We understand that the privacy and security of your nonpublic personal information is important to you; therefore, we maintain various safeguards designed to protect your information from unauthorized access.

Information we collect is either required or necessary to provide the following services for you:

•  Service your account;

•  Complete transactions or account changes;

•  Prevent unauthorized access of your account;

•  Improve customer service; and

•  Comply with legal and regulatory requirements.

The types of personal information we collect and share with third parties that perform everyday services for the Funds may include:

•  Personal information the Funds receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, net worth, assets, income and date of birth; and

•  Information about your transactions with the Funds, their affiliates or others, such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by you or your representative or, if necessary, in order to process a transaction, service an account or as permitted by law. We may, however, share information about you with our affiliates. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our compliance policies and procedures restrict the use of shareholder information and require that it be held in strict confidence. We do not disclose any information, public or nonpublic, about our present or former shareholders to third parties for the purpose of marketing.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information may be shared with nonaffiliated third parties.

PRIVACY POLICY (unaudited) (continued)

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please do not hesitate to contact us with questions about this notice or to correct, update or confirm your personal information. The accuracy of your personal information is important. You may contact us anytime by calling (800) 304-7404.

DIRECTORS AND OFFICERS (unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (71)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007 to present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Ronald L. Kaliebe (58)	Vice President since 2009	• Vice President of the Investment Adviser (2001 to present).	N/A	N/A

Jon A. Theobald (65)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007 to present).
• Chief Compliance Officer of the Investment Adviser (2004 to present).
		• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).	N/A	N/A

Lisa J. Hartzell (65)	Treasurer since 1996	• Vice President of the Investment Adviser (2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (69)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (57)	Audit Committee Chair since February 2006; Director since 2001	• Retired Chief Financial Officer, Fair Isaac Corporation (2004 to 2009).	2	N/A

Edward C. Stringer (75)[3]	Director since 2002	• Retired attorney, Briggs and Morgan, P.A. (2002 to 2005) • Retired Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (68)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	2	N/A

Mary Schmid Daugherty (52)	Director since December 2010	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Retired as of December 31, 2010.

MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2009	$26,000	None	$6,325	None
2010	$26,750	None	$6,500	None

(b)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $6,500 for the fiscal year ending December 31, 2010.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $6,325 for the fiscal year ended December 31, 2009 and $6,500 for the fiscal year ended December 31, 2010. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $17,500 for the fiscal year ended December 31, 2009 and $22,400 for the fiscal year ended December 31, 2010.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)          (1)   Code of Ethics

Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibits 12(a)(1) to this form.

(2)   Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3)          Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President

Date	03/03/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
(Principal Executive Officer)

Date	03/03/2011

By (Signature and Title)*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(Principal Financial Officer)

Date	03/03/2011

* Print the name and title of each signing officer under his or her signature.

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